UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  May 12, 2004
                                            ------------


                             American River Holdings
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             (Exact name of registrant as specified in its chapter)


         California                      0-31525                 68-0352144
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(State or other jurisdiction           (Commission             (IRS Employer
      Of incorporation)                File Number)          Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California          95815
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (916) 565-6100
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Page 1 of 5 Pages
The Index to Exhibits is on Page 3

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         (99.1)   Press release dated May 12, 2004


Item 12. Results of operations and financial condition.

         Registrant issued a press release May 12, 2004 announcing supplemental tax benefits for the first quarter of 2004. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN RIVER HOLDINGS

                                       /s/ MITCHELL A. DERENZO
                                       -----------------------------------------
                                       Mitchell A. Derenzo,
                                       Chief Financial Officer

May 12, 2004

Page 2 of 5 Pages

                                INDEX TO EXHIBITS

Exhibit No.       Description                                         Page
-----------       -----------                                         ----

  99.1            Press release of American River                       3
                  Holdings dated May 12, 2004


Page 3 of 5 Pages